CONFORMED COPY

                               LETTER WAIVER


                                                   Dated as of May 16, 2001


To   the banks, financial institutions
     and other institutional lenders
     (collectively, the "Lender Parties")
     party to the Intercreditor Agreement
     referred to below and to The Bank
     of Nova Scotia and Citibank, N.A.,
     as debt coordinators (the "Debt Coordinators")


Ladies and Gentlemen:


                  We refer to the (i) Amendment, Modification, Restatement and General Provisions Agreement dated as of October 6, 2000 (as amended, supplemented or otherwise modified through the date hereof, the "Facility Agreement") among The Warnaco Group, Inc. ("Group"), Warnaco Inc., the other direct and indirect Subsidiaries of Group party thereto, The Bank of Nova Scotia ("Scotiabank"), as Administrative Agent (the "Administrative Agent"), Scotiabank and Citibank, N.A., as Debt Coordinators (the "Debt Coordinators"), for themselves and as representatives of each of the Lender Parties, and State Street Bank and Trust Company, as Collateral Trustee (the "Collateral Trustee") and (ii) Intercreditor Agreement referred to in the Facility Agreement. Capitalized terms not otherwise defined in this Letter Waiver have the same meanings as specified in Annex A to the Facility Agreement.

                  We hereby request that you waive, solely for the period commencing on the date hereof through 5:00 pm (New York time) on June 15, 2001 (the "Waiver Termination Date"), the requirements of Section 2.7 of the Facility Agreement for the Fiscal Quarters ended December 30, 2000 and April 7, 2001.

                  We agree that we will (i) not, and will not permit any other Loan Party to, request the issuance of any letter of credit under the New Trade Credit Facility or the facility numbered B.7 on Schedule II to the Intercreditor Agreement (the "Bilateral L/C Facility") for the period commencing on the date hereof through the Waiver Termination Date if, in either case, the issuance of any such letter of credit would cause the aggregate outstanding amount of letters of credit, bankers' acceptances and other credit extensions under such facility to exceed the Stated Amount (as defined below); it being further understood and agreed with respect to letters of credit that (A) letters of credit may be requested under the Incremental L/C Facility (as defined below) when available through the Waiver Termination Date and (B) all letters of credit requested under the New Trade Credit Facility or the Bilateral L/C Facility for the period commencing on the date hereof through the Waiver Termination Date must, if the underlying goods are supported by bills of lading and other applicable documents of title, provide for the due delivery of such bills of lading and other documents to the letter of credit issuing bank at such time, if any, as required to perfect a security interest in the goods covered by such bills of lading and other documents (it being further understood that Group will take such actions as reasonably requested by the Debt Coordinators in order to provide the Collateral Trustee or letter of credit issuing bank a perfected security interest in the goods covered by such bills of lading and other documents), (ii) deliver weekly on each Tuesday (or if Tuesday is not a Business Day, on the next succeeding Business Day),
(A) a 13-week rolling forecast of domestic cash flow for Group, setting forth a variance analysis (with explanation) of weekly results as compared to the forecast delivered the previous week, (B) a summary of availability under each Covered Facility, (C) a summary of accounts receivable, (D) a flash sales report (it being understood that (1) if such report is available on a more frequent basis, it will be delivered to the Debt Coordinators when available and (2) such reports may be subject to month-end adjustments) and (E) such other financial reports as may be agreed by the Debt Coordinators and Group, in each case under this clause
(ii) duly certified by a Responsible Officer as having been prepared in a manner consistent, if applicable, with the comparable reports previously delivered by Group to the Lender Parties at the bank meeting on May 14, 2001, or otherwise in form satisfactory to the Debt Coordinators and KPMG, as financial adviser to the Debt Coordinators, and (iii) cooperate with and assist KPMG and each other consulting firm (collectively, the "Financial Advisers") retained by or on behalf of the Debt Coordinators pursuant to any engagement agreed to among Group, the Debt Coordinators and the respective Financial Adviser, in the performance of its services, including, without limitation, providing each such Financial Adviser with adequate facilities and timely access to data (including, without limitation, true, complete and correct copies of electronic files with all formulas intact), information and personnel of, in each case, the operating divisions and corporate function of Group and its Subsidiaries, all as may be reasonably requested by such Financial Adviser. The undersigned further agrees and acknowledges that the covenants set forth in this paragraph shall be treated for all purposes (including Article V of the Facility Agreement) as if they were covenants in the Facility Agreement. For purposes of this paragraph, the term (i) "Incremental L/C Facility" means, collectively, all documents, instruments and agreements (including, without limitation, security and intercreditor arrangements) to be executed by Group, all other applicable Credit Parties and other necessary parties to provide for the issuance through the Waiver Termination Date of certain letters of credit (which shall be sight draft letters of credit), secured in each case by a first priority perfected security interest in any bills of lading, airway bills, receipts and other applicable documents of title (and inventory and goods covered thereby) delivered with respect to such letters of credit and such other collateral as may be determined by the Debt Coordinators and (ii) "Stated Amount" means an amount equal to the aggregate amount of letters of credit, bankers' acceptances and other credit extensions outstanding as of the date hereof under, respectively, the New Trade Credit Facility and the Bilateral L/C Facility. Each Lender Party party hereto hereby (i) acknowledges that any Incremental L/C Facility approved by the Debt Coordinators acting reasonably and in good faith is hereby approved by such Lender Party, and each such Lender Party instructs the Debt Coordinators and the Collateral Trustee to execute and deliver such Incremental L/C Facility and (ii) authorizes the Debt Coordinators to approve a time extension requested by Group to finalize the necessary filings, recordings and other actions specified in Section 2.14(c) of the Facility Agreement with respect to the assets specified on Exhibit A hereto.

                  This Letter Waiver and the agreements contained herein shall become effective as of the date first above written when, and only when, on or before the date hereof, the Administrative Agent shall have received (i) counterparts of this Letter Waiver executed by all of the Loan Parties and the Supermajority Lenders or, as to any of the Lender Parties, advice satisfactory to the Debt Coordinators that such Lender Party has executed this Letter Waiver, (ii) payment of all fees and expenses of the Debt Coordinators for which statements have been delivered on or prior to the date hereof (including the accrued fees and expenses and retainers of counsel and other advisers to the Debt Coordinators), (iii) executed counterparts of all supplemental collateral and related documents delivered by or on behalf of the Debt Coordinators on or prior to the date hereof to Group for signature and (iv) a summary letter from counsel to Group in form and substance satisfactory to the Debt Coordinators. This Letter Waiver is requested pursuant to the provisions of Section 2.2 of the Intercreditor Agreement.

                  The Facility Agreement and each of the other Loan Documents, except to the extent of the waiver specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. The execution, delivery and effectiveness of this Letter Waiver shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee under any of the Loan Documents or Covered Documents, nor constitute a waiver of any provision of any of the Loan Documents or Covered Documents.

                  On the day following the Waiver Termination Date, without any further action by any Lender Party, the Debt Coordinators, the Administrative Agent or the Collateral Trustee, all of the terms and provisions set forth in the Loan Documents shall have the same force and effect as if this Letter Waiver had not been entered into by the parties hereto, and each Lender Party, the Debt Coordinators, the Administrative Agent and the Collateral Trustee shall have all of the rights and remedies afforded to them under the Loan Documents and Covered Documents as though no waiver had been granted hereunder.

                  Each of the undersigned Loan Parties, as Guarantors under the Parent Guaranty or the Subsidiary Guaranty, as applicable, hereby consents to the execution and delivery of this Letter Waiver and hereby confirms and agrees that (a) notwithstanding the effectiveness of this Letter Waiver, the Guaranty to which such Loan Party is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects and (b) the Collateral Documents to which such Grantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).

                  Each of the undersigned Loan Parties hereby acknowledges and agrees that it does not have any defenses, counterclaims, offsets, cross-complaints, claims or demands of any kind or nature whatsoever that can be asserted to reduce or eliminate all or any part of the obligation of any Loan Party to pay any amounts owed in respect of any Obligations of any Loan Party under this Letter Waiver, the Loan Documents or the Covered Documents or to seek affirmative relief or damages of any kind or nature from any Lender Party or Agent. Each of the undersigned Loan Parties hereby voluntarily and knowingly releases and forever discharges each Lender Party and Agent and each of their respective agents, employees, successors and assigns, from all possible claims, actions, demands, causes of action, damages, costs, or expenses, and liabilities whatsoever, known or unknown, anticipated or unanticipated, suspected or unsuspected, fixed, contingent, or conditional, at law or in equity, originating in whole or in part on or before the date hereof, which each Loan Party may now or hereafter have against any Lender Party or Agent or their respective agents, employees, successors and assigns, if any, and irrespective of whether any such claims arise out of contract, tort, violation of law or regulations, or otherwise, including, without limitation, the exercise of any rights and remedies under this Letter Waiver, the Loan Documents or the Covered Documents, or the negotiation and execution of this Letter Waiver.

                  If you agree to the terms and provisions of this Letter Waiver, please evidence such agreement by (i) faxing your signature page to Howard Fine (tel. 212-848-8654; fax 212-893-9951) by no later than 12:00 noon (New York time) on Wednesday, May 16 and (ii) executing and returning two counterparts of this Letter Waiver to Howard Fine, Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022 at your earliest convenience.

                  This Letter Waiver may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Letter Waiver by telecopier shall be effective as delivery of a manually executed counterpart of this Letter Waiver.


             [remainder of this page intentionally left blank]



                  This Letter Waiver shall be governed by, and construed in accordance with, the laws of the State of New York.


                                                  Very truly yours,



                                                  THE WARNACO GROUP, INC.

                                                  By /s/ Stanley Silverstein
                                                     -------------------------
                                                     Title: Vice President and
                                                            Secretary



Agreed as of the date first above written:


WARNACO INC.
DESIGNER HOLDINGS LTD.
OUTLET STORES, INC.
OUTLET HOLDINGS, INC.
RIO SPORTSWEAR, INC.
AEI MANAGEMENT CORPORATION
JEANSWEAR HOLDINGS, INC.
CALVIN KLEIN JEANSWEAR COMPANY
CKJ HOLDINGS, INC.
CKJ SOURCING, INC.
ABBEVILLE MANUFACTURING COMPANY
KAI JAY MANUFACTURING COMPANY
BLANCHE INC.
184 BENTON STREET INC.
WARNACO INTERNATIONAL INC.
WARMANA LIMITED
WARNACO SOURCING INC.
WARNER'S DE COSTA RICA INC.
AUTHENTIC FITNESS CORPORATION
AUTHENTIC FITNESS PRODUCTS INC.
WARNACO U.S., INC.
WARNACO MEN'S SPORTSWEAR, INC.
C.F. HATHAWAY COMPANY
WARNACO VENTURES LTD.
VENTURES LTD.
A.B.S. CLOTHING COLLECTION, INC.
WARNACO INTERNATIONAL, L.L.C.
AUTHENTIC FITNESS RETAIL INC.
AUTHENTIC FITNESS ON-LINE, INC.
CCC ACQUISITION CORP.
CCC ACQUISITION REALTY CORP.
UBERTECH PRODUCTS, INC.
WARNACO PUERTO RICO, INC.


By: /s/ Stanley Silverstein
    --------------------------------
     Name:  Stanley Silverstein
     Title: Vice President and Secretary


MYTRLE AVENUE, INC.


By: /s/ Carl Deddens
    -------------------
    Name:  Carl Deddens
    Title: Assistant Treasurer


GREGORY STREET, INC.


By: /s/ Carl Deddens
    ----------------------
    Name:  Carl Deddens
    Title: Treasurer


PENHALIGON'S BY REQUEST, INC.


By: /s/ Stanley Silverstein
    --------------------------
     Name:  Stanley Silverstein
     Title: Attorney-in-Fact


LINDA VISTA DE TLAXCALA, S.A. DE C.V.
WAC INTERNATINAL DISTRIBUCION DE PUEBLA, S.A. DE C.V.
CENTRO DE CORTE TETLA, S.A. DE C.V.
VISTA DE HUAMANTLA, S.A. DE C.V.
VISTA DE PUEBLA, S.A. DE C.V.
LINDA VISTA DE VERACRUZ, S.A. DE C.V.
OLGUITA DE MEXICO, S.A. DE C.V.
JUARMEX, S.A. DE C.V.
AUTHENTIC FITNESS DE MEXICO, S.A. DE C.V.
VISTA DE YUCATAN, S.A. DE C.V.
WARNER'S DE MEXICO, S.A. DE C.V.


By: /s/ Stanley Silverstein
    -------------------------------
    Name:  Stanley P. Silverstein
    Title: Director


WARNACO (HK) LTD
PENHALIGON'S LIMITED
PENHALIGON'S PACIFIC LIMITED
AUTHENTIC FITNESS (HK) LTD
G.J.M. (H.K.) MANUFACTURING LIMITED
DESIGNER HOLDINGS OVERSEAS LIMITED
WARNER'S AIGLON S.A.
WARNACO FRANCE SARL
EURALIS S.A.S.
LEJABY S.A.S.
CALVIN KLEIN FRANCE S.N.C.
IZKA S.C.
PMJ S.A.
WARNACO OF CANADA COMPANY
AUTHENTIC FITNESS OF CANADA INC.
WARNACO LAC ONE GMBH
WARNACO LAC TWO GMBH
ERATEX-WARNACO LAC TWO GMBH & CO. KG
WARNER'S (UNITED KINGDOM) LIMITED
PENHALIGON'S & JEAVONS INVESTMENT COMPANY LIMITED
MULMKION B.V.
DONATEX-WARNACO S.A.
WARNER'S COMPANY (BELGIUM)


By: /s/ Stanley Silverstein
    ------------------------------
    Name:  Stanley P. Silverstein
    Title: Director


WARNACO HOLLAND B.V.
WARNACO NETHERLANDS B.V.
WARNACO B.V.


By: /s/ Stanley Silverstein
    ---------------------------
     Name:  Stanley P. Silverstein
     Title: Director


By: /s/ William Finkelstein
    ---------------------------
     Name:  William S. Finkelstein
     Title: Director


Agreed as of the date first above written:

CITICORP USA, INC.                                           THE BANK OF NOVA SCOTIA

By:  /s/ Gregory W. Frenzel                                  By:  /s/ D. N. Gillespie
     -------------------------                                    -------------------
     Title: Vice President                                        Title: Managing Director

THE BANK OF NOVA SCOTIA,                                     SCOTIABANK EUROPE PLC
    HONG KONG BRANCH
                                                             By:  /s/ J. M. Copley
By:  /s/ Patrick N. Rooney                                        -------------------------
    -------------------------                                     Title: Director
    Title: Vice President and Manager

MORGAN GUARANTY TRUST                                        FLEET BANK
   COMPANY OF NEW YORK
                                                             By:  /s/ Ralph C. Palma
By:  /s/ Houston A. Stebbins                                      -------------------------
     -----------------------                                      Title: Senior Vice President
     Title: Managing Director

MERRILL LYNCH PRIME RATE PORTFOLIO                           MERITA BANK PLC

By: Merrill Lynch Investment Managers, L.P.                  By:  /s/ Michael Maher
                                                                  --------------------
       as Investment Advisor                                      Title: Senior Vice President

By:  /s/ Joseph P. Matteo                                    By:  /s/ Gary Weiss
     --------------------                                         --------------------
     Title: Authorized Signatory                                 Title: Vice President

MASTER SENIOR FLOATING RATE TRUST                            SOCIETE GENERALE
[Merrill Lynch]
                                                             By: /s/ R. Wayne Hutton
By:  /s/ Joseph P. Matteo                                        -------------------------
     --------------------                                        Title: Director
     Title: Authorized Signatory

THE DAI-ICHI KANGYO BANK, LIMITED                            GENERAL ELECTRIC CAPITAL CORPORATION

By: /s/ Andreas Panteli                                      By:  /s/ Gerard Hanabaugh
    -------------------                                           --------------------------
    Title: Senior Vice President                                 Title: Duly Authorized Signatory

COMMERZBANK AG, NEW YORK &                                   HUA NAN COMMERCIAL BANK, LTD.,
    GRAND CAYMAN BRANCHES                                        LOS ANGELES BRANCH

By:  /s/ Robert Donohue                                      By:  /s/ George Sheng-i Chang
     ---------------------                                        ------------------------
     Title: Senior Vice President                                 Title: SVP & General Manager

By:  /s/ Peter Doyle
     ----------------------
     Title: Vice President




                                                               Exhibit A to
                                                               Letter Waiver


                               Certain Assets

Paris Apartment